 EXHIBIT 99.1

VOLUNTARY POOLING AGREEMENT

THIS AGREEMENT is made effective the ____ day of November, 2017 (the “Effective Date”).

AMONG:

DEPLOY TECHNOLOGIES INC., a company incorporated under the laws of Nevada and having an office at 750-1095 West Pender Street, Vancouver, British Columbia, V6E 2M6

(the “Company”)

AND:

 ____________________________________________________________________________________________________________

(print name of Shareholder), having an address at:

 ____________________________________________________________________________________________________________

 ____________________________________________________________________________________________________________

(print address of Shareholder)

(the “Shareholder”)

AND:

NATIONAL ISSUER SERVICES LTD., a company incorporated under the laws of British Columbia and having an office at 760-777 Hornby Street, Vancouver, British Columbia, V6Z 1S4

(the “Pooling Agent”)

WHEREAS:

(A)	On September 14, 2017 the Company, Nevada Medical Group LLC (“NMG”), and the shareholders of NMG entered into a share exchange agreement (the “Share Exchange Agreement”), whereby the parties agreed to complete a transaction pursuant to which the Company will acquire all of the issued and outstanding securities of NMG from the Shareholder (the “Acquisition”) and, on completion of the Acquisition, the Shareholder will receive common shares in the capital of the Company;

(B)	The Shareholder has agreed to pool the common shares in the capital of the Company (the “Shares”) that are held by the Shareholder (the “Pooled Shares”) to be held in escrow pursuant to the terms set out herein;

(C)	The Company has entered into pooling agreements with various parties on the same terms and conditions contained herein (the “Collective Pooling Agreements”);

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(D)	These recitals and any statements of fact in this Agreement are made by the Company and the Shareholder and not by the Pooling Agent;

NOW THEREFORE in consideration of the covenants contained in this Agreement and other good and valuable consideration (the receipt and sufficiency of which is acknowledged), the parties hereto agree as follows:

1.	General Restriction on Sales, Pledges, etc.

The Shareholder shall not directly or indirectly sell, assign, transfer, pledge, mortgage, or otherwise dispose of or encumber any legal or beneficial interest in the Pooled Shares, (each of which is a “Transaction”) or any portion thereof, nor shall it agree to do any such Transaction until after the Pooled Shares that are the subject of such a Transaction are released pursuant to Section 5.1.

2.	Voting of Shares in Pool

All and any voting rights attached to the Pooled Shares shall at all times be exercised by the Shareholder by giving written instructions to the Pooling Agent, and all rights attached thereto including the right to receive payment of any dividends shall be for the benefit of the Shareholder.

3.	Non-Applicability of Standstill Clause

The restrictions in Section 1 do not apply to the Shareholder in the case of a take-over bid, amalgamation, arrangement, merger or similar transaction of the Company by a third party who is arm’s length to the Company.

4.	Delivery of the Escrow Shares

The Company, on behalf of the Shareholder shall deposit the Pooled Shares with the Pooling Agent. Upon receipt of the Pooled Shares, the Pooling Agent shall, in writing with a separate receipt, acknowledge receipt of the Pooled Shares. The Pooled Shares shall be held by the Pooling Agent in accordance with the terms and conditions of this Agreement. Upon deposit into escrow, the Pooling Agent will send a notice to the Shareholder with the details of the number of Pooled Shares of the Shareholder held in escrow by the Pooling Agent and the release dates in accordance with this Agreement.

5.	Release of Shares

5.1  Subject to Section 6.1 hereof, the Shareholder hereby agrees that the Pooled Shares are to be held by the Pooling Agent and released to the Shareholder on the following basis:

(a)	10% of the Pooled Shares on the date which is six months after the Effective Date (the “First Release Date”);

(b)	20% of the Pooled Shares on the date that is six months after the First Release Date;

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(c)	25% of the Pooled Shares on the date that is twelve months after the First Release Date; and

(d)	45% of the Pooled Shares on the date that is eighteen months after the First Release Date.

5.2 The Shareholder shall be entitled, from time to time, to a letter or receipt from the Pooling Agent stating the number of Shares represented by a certificate or certificates held for the Shareholder by the Pooling Agent, subject to the terms of this Agreement, but such letter or receipt shall not be assignable.

5.3 The Pooling Agent will send to the Shareholder any share certificate or other evidence of that Shareholder’s Pooled Shares in the possession of the Pooling Agent released from escrow as soon as reasonably practicable after the release described in Section 5.1 of this Agreement.

5.4 Notwithstanding anything contained in this Section 5, the release schedule described in Section 5.1 may be subject to acceleration at the sole discretion of the Company by providing five (5) days’ notice to the Shareholder and Pooling Agent pursuant to Section 13 of this Agreement. The Company will only accelerate the release described in Section 5.1 if it elects to accelerate the releases among all Collective Pooling Agreements on the same terms.

5.5 In the event that the Shareholder’s Pooled Shares are attached, garnished or levied upon under any court order, or if the delivery of such property is stayed or enjoined by any court order or if any court order, judgment or decree is made or entered affecting such property or affecting any act by the Pooling Agent, the Pooling Agent will obey and comply with all writs, orders, judgments or decrees so entered or issued, whether with or without jurisdiction, notwithstanding any provision of this Agreement to the contrary. If the Pooling Agent obeys and complies with any such writs, orders, judgments or decrees, it will not be liable to any of the parties hereto or to any other person, firm, association or corporation by reason of such compliance, notwithstanding that such writs, orders, judgments or decrees may be subsequently reversed, modified, annulled, set aside or vacated.

6.	Termination

6.1 This Agreement may be terminated upon the written agreement of all parties.

6.2 The Pooling Agent may resign as Pooling Agent by giving not less than five (5) days’ notice thereof to the Shareholder and the Company. The Shareholder and the Company may terminate the Pooling Agent by giving not less than five (5) days’ notice to the Pooling Agent. The resignation or termination of the Pooling Agent will be effective and the Pooling Agent will cease to be bound by this Agreement on the date that is five (5) days after the date of receipt of the termination notice given hereunder or on such other date as the Pooling Agent, the Shareholder and the Company may agree upon. All indemnities granted to the Pooling Agent herein will survive the termination of this Agreement or the termination or resignation of the Pooling Agent. In the event of termination or resignation of the Pooling Agent for any reason, the Pooling Agent shall, within that five (5) days’ notice period deliver the Shareholder’s Shares to the new trustee to be named by the Shareholder and the Company.

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7.	Reorganizations, etc.

If, during the period in which any of the Pooled Shares are retained in escrow pursuant to this Agreement, a reorganization affecting the share capital occurs, then and in each such event, the Pooled Shares shall be released and replaced by the shares of stock and other securities and property upon the terms and conditions provided in the relevant reorganization documents.

8.	Responsibility of the Pooling Agent

8.1 The Company acknowledges and agrees that the Pooling Agent acts hereunder as a depositary only and (i) shall not be responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of any instrument, statement, certificate, request or other document deposited with it, for the form or execution of such documents, for the identity, authority or right of any person or party executing or depositing such instruments or for determining or compelling compliance therewith, and shall not otherwise be bound thereby; (ii) shall be obligated only for the performance of such duties as are expressly and specifically set forth in this Agreement on its part to be performed, and no implied duties or obligations of any kind shall be read into this Agreement against or on the part of the Pooling Agent; (iii) shall not be required to take notice of any default or to take any action with respect to such default; (iv) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction (including, without limitation, wire transfer instructions, whether incorporated herein or provided in a separate written instruction), instrument, statement, certificate, request or other document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof; (v) may employ and consult counsel satisfactory to it, including in-house counsel for any of the parties hereto, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion of such counsel; and, (vi) shall not be responsible for delays or failures in performance resulting from acts beyond its control, including without limitation, acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

8.2 The Pooling Agent may employ such counsel, accountants, engineers, appraisers, other experts, agents, agencies and advisors as it may reasonably require for the purpose of determining and discharging its duties under this Agreement, and the Pooling Agent may act and shall be protected in acting or not acting in good faith on the opinion or advice or on information obtained from any such parties and shall not be responsible for any misconduct on the part of any of them. The reasonable costs of such services shall be added to and be part of the Pooling Agent’s fee hereunder.

8.3 The Pooling Agent shall retain the right not to act and shall not be held liable for refusing to act unless it has received clear and reasonable documentation which complies with the terms of this Agreement. Such documentation must not require the exercise of any discretion or independent judgment.

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8.4 The Company shall pay the costs and expenses of the Pooling Agent’s services hereunder, and the costs and expenses reasonably incurred by the Pooling Agent in connection with the administration of the escrow created hereby or the performance or observance of its duties hereunder which are in excess of its compensation for normal services hereunder and covered by the remuneration, including without limitation, all out-of-pocket expenses and disbursements incurred or made by the Pooling Agent in the administration of its services and duties created hereby (including the reasonable fees and disbursements of its outside counsel and other outside advisors required for discharge of its duties hereunder).

8.5 Subject to Section 2, The Pooling Agent does not have any interest in the Pooled Shares but is serving as escrow agent only and having only possession thereof. This Section 8.5 shall survive notwithstanding any termination of the Agreement or the resignation or removal of the Pooling Agent.

8.6 The Pooling Agent will have no responsibility for escrow securities that it has released to a securityholder or at the Company’s direction according to this Agreement.

8.7 In addition to and without limiting any other protection of the Pooling Agent hereunder or otherwise by law, the Company agrees to indemnify and hold harmless the Pooling Agent and its officers, directors, employees and agents and former officers, directors, employees, and agents harmless from and against any and all liabilities, losses, claims, damages, penalties, actions, suits, demands, levies, costs, expenses and disbursements including any and all reasonable legal and adviser fees and disbursements of whatever kind or nature which may at any time be suffered by, imposed on, incurred by or asserted against the Pooling Agent, whether groundless or otherwise, howsoever arising from or out of any act, omission or error of the Pooling Agent in connection with this Agreement unless arising from the gross negligence or wilful misconduct or bad faith on the part of the Pooling Agent. Notwithstanding any other provision hereof, this indemnity shall survive the removal or resignation of the Pooling Agent and the termination of this Agreement.

9.	Further Assurance

The parties shall, upon reasonable request and without unreasonable delay, execute and deliver any further documents or assurances and perform any acts necessary to carry out the intent and purposes of this Agreement. The Shareholder will allow a representative of the Company to inspect, at Company’s costs, the physical certificate representing the Pooled Shares in order to ensure compliance with this Agreement during normal business hours on reasonable notice to the Shareholder provided that such inspections will not unduly impact or impede the ordinary business operations of the Shareholder.

10.	Time

Time is of the essence of this agreement.

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11.	Governing Laws and Venue

This agreement shall be construed in accordance with and governed by the laws of British Columbia and the laws of Canada applicable in British Columbia. The parties attorn to British Columbia in the event of any legal proceedings involving this Agreement.

12.	Counterparts

This agreement may be executed by facsimile in two counterparts, each of which shall be deemed to be an original and all of which shall constitute one agreement.

13.	Notices

All notices that may be or are required to be given pursuant to any provision of this Agreement are to be given or made in writing and served personally, delivered by courier or sent by facsimile or other electronic transmission:

(a)   in the case of the Company, to:

Deploy Technologies Inc.

750-1095 West Pender Street

Vancouver, BC V6E 2M6

Attention: Darren Tindale

E-mail: stonerockltd@gmail.com

with a copy (which shall not constitute notice) to:

McMillan LLP

Suite 1500, 1055 West Georgia Street

Vancouver, BC, V6E 4N7

Attention: Desmond Balakrishnan

Fax: 604-685-7084

Email: desmond.balakrishnan@mcmillan.ca;

(b) in the case of the Shareholder, to the address provided above;

(c) in the case of the Pooling Agent to:

National Issuer Services Ltd. 760-777 Hornby Street

Vancouver, BC, V6Z 1S4

Attention: David Eppert

Fax: 604-559-8908

Email: david@transferagent.ca

14.	Enurement

This agreement enures to the benefit of and is binding on the parties and their heirs, executors, administrators, successors and permitted assigns.

The parties have executed and delivered this agreement as of the date of reference of this agreement.

[Signature Page Follows]

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DEPLOY TECHNOLOGIES INC.

Per:
Authorized Signatory
Name:
Title:

NATIONAL ISSUER SERVICES LTD.

Per:
Authorized Signatory
Name:
Title:

SIGNED, SEALED AND DELIVERED

IN THE PRESENCE OF:

____________________________

Witness

Legal name (printed) and Address of Witness:

___________________________________

___________________________________

__________________________________

) ) ) ) ) ) ) ) ) )	◆ __________________________________ Shareholder Name:

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VOLUNTARY POOLING AGREEMENT

THIS AGREEMENT is made effective the ____ day of November, 2017 (the “Effective Date”).

AMONG:

DEPLOY TECHNOLOGIES INC., a company incorporated under the laws of Nevada and having an office at 750-1095 West Pender Street, Vancouver, British Columbia, V6E 2M6

(the “Company”)

AND:

•, a company incorporated under the laws of Nevada,

(the “Shareholder”)

AND:

NATIONAL ISSUER SERVICES LTD., a company incorporated under the laws of British Columbia and having an office at 760-777 Hornby Street, Vancouver, British Columbia, V6Z 1S4

(the “Pooling Agent”)

WHEREAS:

(E)	On September 14, 2017 the Company, Nevada Medical Group LLC (“NMG”), and the shareholders of NMG entered into a share exchange agreement (the “Share Exchange Agreement”), whereby the parties agreed to complete a transaction pursuant to which the Company will acquire all of the issued and outstanding securities of NMG from the Shareholder (the “Acquisition”) and, on completion of the Acquisition, the Shareholder will receive 2,037,879 common shares in the capital of the Company;

(F)	The Shareholder has agreed to pool the common shares in the capital of the Company (the “Shares”) that are held by the Shareholder (the “Pooled Shares”) to be held in escrow pursuant to the terms set out herein;

(G)	These recitals and any statements of fact in this Agreement are made by the Company and the Shareholder and not by the Pooling Agent;

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NOW THEREFORE in consideration of the covenants contained in this Agreement and other good and valuable consideration (the receipt and sufficiency of which is acknowledged), the parties hereto agree as follows:

15.	General Restriction on Sales, Pledges, etc.

The Shareholder shall not directly or indirectly sell, assign, transfer, pledge, mortgage, or otherwise dispose of or encumber any legal or beneficial interest in the Pooled Shares, (each of which is a “Transaction”) or any portion thereof, nor shall it agree to do any such Transaction until after the Pooled Shares that are the subject of such a Transaction are released pursuant to Section 5.1.

16.	Voting of Shares in Pool

All and any voting rights attached to the Pooled Shares shall at all times be exercised by the Shareholder by giving written instructions to the Pooling Agent, and all rights attached thereto including the right to receive payment of any dividends shall be for the benefit of the Shareholder.

17.	Non-Applicability of Standstill Clause

The restrictions in Section 1 do not apply to the Shareholder in the case of a take-over bid, amalgamation, arrangement, merger or similar transaction of the Company by a third party who is arm’s length to the Company.

18.	Delivery of the Escrow Shares

The Company, on behalf of the Shareholder shall deposit the Pooled Shares with the Pooling Agent. Upon receipt of the Pooled Shares, the Pooling Agent shall, in writing with a separate receipt, acknowledge receipt of the Pooled Shares. The Pooled Shares shall be held by the Pooling Agent in accordance with the terms and conditions of this Agreement. Upon deposit into escrow, the Pooling Agent will send a notice to the Shareholder with the details of the number of Pooled Shares of the Shareholder held in escrow by the Pooling Agent and the release dates in accordance with this Agreement.

19.	Release of Shares

19.1 Subject to Section 6.1 hereof, the Shareholder hereby agrees that the Pooled Shares are to be held by the Pooling Agent and released to the Shareholder on the following basis:

(e)	169,823 of the Pooled Shares on the date which is three months after the Effective Date (the “First Release Date”);

(f)	169,823 of the Pooled Shares every three months thereafter for the next 30 months; and

(g)	169,826 of the Pooled Shares on the date that is thirty-six months after the First Release Date.

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19.2 The Shareholder shall be entitled, from time to time, to a letter or receipt from the Pooling Agent stating the number of Shares represented by a certificate or certificates held for the Shareholder by the Pooling Agent, subject to the terms of this Agreement, but such letter or receipt shall not be assignable.

19.3 The Pooling Agent will send to the Shareholder any share certificate or other evidence of that Shareholder’s Pooled Shares in the possession of the Pooling Agent released from escrow as soon as reasonably practicable after the release described in Section 5.1 of this Agreement.

19.4 Notwithstanding anything contained in this Section 5, the release schedule described in Section 5.1 may be subject to acceleration at the sole discretion of the Company by providing five (5) days’ notice to the Shareholder and Pooling Agent pursuant to Section 13 of this Agreement.

19.5 In the event that the Shareholder’s Pooled Shares are attached, garnished or levied upon under any court order, or if the delivery of such property is stayed or enjoined by any court order or if any court order, judgment or decree is made or entered affecting such property or affecting any act by the Pooling Agent, the Pooling Agent will obey and comply with all writs, orders, judgments or decrees so entered or issued, whether with or without jurisdiction, notwithstanding any provision of this Agreement to the contrary. If the Pooling Agent obeys and complies with any such writs, orders, judgments or decrees, it will not be liable to any of the parties hereto or to any other person, firm, association or corporation by reason of such compliance, notwithstanding that such writs, orders, judgments or decrees may be subsequently reversed, modified, annulled, set aside or vacated.

20.	Termination

20.1 This Agreement may be terminated upon the written agreement of all parties.

20.2 The Pooling Agent may resign as Pooling Agent by giving not less than five (5) days’ notice thereof to the Shareholder and the Company. The Shareholder and the Company may terminate the Pooling Agent by giving not less than five (5) days’ notice to the Pooling Agent. The resignation or termination of the Pooling Agent will be effective and the Pooling Agent will cease to be bound by this Agreement on the date that is five (5) days after the date of receipt of the termination notice given hereunder or on such other date as the Pooling Agent, the Shareholder and the Company may agree upon. All indemnities granted to the Pooling Agent herein will survive the termination of this Agreement or the termination or resignation of the Pooling Agent. In the event of termination or resignation of the Pooling Agent for any reason, the Pooling Agent shall, within that five (5) days’ notice period deliver the Shareholder’s Shares to the new trustee to be named by the Shareholder and the Company.

21.	Reorganizations, etc.

If, during the period in which any of the Pooled Shares are retained in escrow pursuant to this Agreement, a reorganization affecting the share capital occurs, then and in each such event, the Pooled Shares shall be released and replaced by the shares of stock and other securities and property upon the terms and conditions provided in the relevant reorganization documents.

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22.	Responsibility of the Pooling Agent

22.1 The Company acknowledges and agrees that the Pooling Agent acts hereunder as a depositary only and (i) shall not be responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of any instrument, statement, certificate, request or other document deposited with it, for the form or execution of such documents, for the identity, authority or right of any person or party executing or depositing such instruments or for determining or compelling compliance therewith, and shall not otherwise be bound thereby; (ii) shall be obligated only for the performance of such duties as are expressly and specifically set forth in this Agreement on its part to be performed, and no implied duties or obligations of any kind shall be read into this Agreement against or on the part of the Pooling Agent; (iii) shall not be required to take notice of any default or to take any action with respect to such default; (iv) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction (including, without limitation, wire transfer instructions, whether incorporated herein or provided in a separate written instruction), instrument, statement, certificate, request or other document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof; (v) may employ and consult counsel satisfactory to it, including in-house counsel for any of the parties hereto, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion of such counsel; and, (vi) shall not be responsible for delays or failures in performance resulting from acts beyond its control, including without limitation, acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

22.2 The Pooling Agent may employ such counsel, accountants, engineers, appraisers, other experts, agents, agencies and advisors as it may reasonably require for the purpose of determining and discharging its duties under this Agreement, and the Pooling Agent may act and shall be protected in acting or not acting in good faith on the opinion or advice or on information obtained from any such parties and shall not be responsible for any misconduct on the part of any of them. The reasonable costs of such services shall be added to and be part of the Pooling Agent’s fee hereunder.

22.3 The Pooling Agent shall retain the right not to act and shall not be held liable for refusing to act unless it has received clear and reasonable documentation which complies with the terms of this Agreement. Such documentation must not require the exercise of any discretion or independent judgment.

22.4 The Company shall pay the costs and expenses of the Pooling Agent’s services hereunder, and the costs and expenses reasonably incurred by the Pooling Agent in connection with the administration of the escrow created hereby or the performance or observance of its duties hereunder which are in excess of its compensation for normal services hereunder and covered by the remuneration, including without limitation, all out-of-pocket expenses and disbursements incurred or made by the Pooling Agent in the administration of its services and duties created hereby (including the reasonable fees and disbursements of its outside counsel and other outside advisors required for discharge of its duties hereunder).

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22.5 Subject to Section 2, The Pooling Agent does not have any interest in the Pooled Shares but is serving as escrow agent only and having only possession thereof. This Section 8.5 shall survive notwithstanding any termination of the Agreement or the resignation or removal of the Pooling Agent.

22.6 The Pooling Agent will have no responsibility for escrow securities that it has released to a securityholder or at the Company’s direction according to this Agreement.

22.7 In addition to and without limiting any other protection of the Pooling Agent hereunder or otherwise by law, the Company agrees to indemnify and hold harmless the Pooling Agent and its officers, directors, employees and agents and former officers, directors, employees, and agents harmless from and against any and all liabilities, losses, claims, damages, penalties, actions, suits, demands, levies, costs, expenses and disbursements including any and all reasonable legal and adviser fees and disbursements of whatever kind or nature which may at any time be suffered by, imposed on, incurred by or asserted against the Pooling Agent, whether groundless or otherwise, howsoever arising from or out of any act, omission or error of the Pooling Agent in connection with this Agreement unless arising from the gross negligence or wilful misconduct or bad faith on the part of the Pooling Agent. Notwithstanding any other provision hereof, this indemnity shall survive the removal or resignation of the Pooling Agent and the termination of this Agreement.

23.	Further Assurance

The parties shall, upon reasonable request and without unreasonable delay, execute and deliver any further documents or assurances and perform any acts necessary to carry out the intent and purposes of this Agreement. The Shareholder will allow a representative of the Company to inspect, at Company’s costs, the physical certificate representing the Pooled Shares in order to ensure compliance with this Agreement during normal business hours on reasonable notice to the Shareholder provided that such inspections will not unduly impact or impede the ordinary business operations of the Shareholder.

24.	Time

Time is of the essence of this agreement.

25.	Governing Laws and Venue

This agreement shall be construed in accordance with and governed by the laws of British Columbia and the laws of Canada applicable in British Columbia. The parties attorn to British Columbia in the event of any legal proceedings involving this Agreement.

26.	Counterparts

This agreement may be executed by facsimile in two counterparts, each of which shall be deemed to be an original and all of which shall constitute one agreement.

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27.	Notices

All notices that may be or are required to be given pursuant to any provision of this Agreement are to be given or made in writing and served personally, delivered by courier or sent by facsimile or other electronic transmission:

(d) in the case of the Company, to:

Deploy Technologies Inc.

750-1095 West Pender Street

Vancouver, BC V6E 2M6

Attention: Darren Tindale

E-mail: stonerockltd@gmail.com

with a copy (which shall not constitute notice) to:

McMillan LLP

Suite 1500, 1055 West Georgia Street

Vancouver, BC, V6E 4N7

Attention: Desmond Balakrishnan

Fax: 604-685-7084

Email: desmond.balakrishnan@mcmillan.ca;

(e) in the case of the Shareholder, to the address provided above;

(f) in the case of the Pooling Agent to:

National Issuer Services Ltd. 760-777 Hornby Street

Vancouver, BC, V6Z 1S4

Attention: David Eppert

Fax: 604-559-8908

Email: david@transferagent.ca

28.	Enurement

This agreement enures to the benefit of and is binding on the parties and their heirs, executors, administrators, successors and permitted assigns.

The parties have executed and delivered this agreement as of the date of reference of this agreement.

[Signature Page Follows]

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DEPLOY TECHNOLOGIES INC.

Per:
Authorized Signatory
Name:
Title:

NATIONAL ISSUER SERVICES LTD.

Per:
Authorized Signatory
Name:
Title:

•

Per:
Authorized Signatory
Name:
Title:

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VOLUNTARY POOLING AGREEMENT

THIS AGREEMENT is made effective the ____ day of November, 2017 (the “Effective Date”).

AMONG:

DEPLOY TECHNOLOGIES INC., a company incorporated under the laws of Nevada and having an office at 750-1095 West Pender Street, Vancouver, British Columbia, V6E 2M6

(the “Company”)

AND:

•, an individual with an address at

(the “Shareholder”)

AND:

NATIONAL ISSUER SERVICES LTD., a company incorporated under the laws of British Columbia and having an office at 760-777 Hornby Street, Vancouver, British Columbia, V6Z 1S4

(the “Pooling Agent”)

WHEREAS:

(H)	On September 14, 2017 the Company, Nevada Medical Group LLC (“NMG”), and the shareholders of NMG entered into a share exchange agreement (the “Share Exchange Agreement”), whereby the parties agreed to complete a transaction pursuant to which the Company will acquire all of the issued and outstanding securities of NMG from the Shareholder (the “Acquisition”) and, on completion of the Acquisition, the Shareholder will receive 212,121 common shares in the capital of the Company;

(I)	The Shareholder has agreed to pool the common shares in the capital of the Company (the “Shares”) that are held by the Shareholder (the “Pooled Shares”) to be held in escrow pursuant to the terms set out herein;

(J)	These recitals and any statements of fact in this Agreement are made by the Company and the Shareholder and not by the Pooling Agent;

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NOW THEREFORE in consideration of the covenants contained in this Agreement and other good and valuable consideration (the receipt and sufficiency of which is acknowledged), the parties hereto agree as follows:

29.	General Restriction on Sales, Pledges, etc.

The Shareholder shall not directly or indirectly sell, assign, transfer, pledge, mortgage, or otherwise dispose of or encumber any legal or beneficial interest in the Pooled Shares, (each of which is a “Transaction”) or any portion thereof, nor shall it agree to do any such Transaction until after the Pooled Shares that are the subject of such a Transaction are released pursuant to Section 5.1.

30.	Voting of Shares in Pool

All and any voting rights attached to the Pooled Shares shall at all times be exercised by the Shareholder by giving written instructions to the Pooling Agent, and all rights attached thereto including the right to receive payment of any dividends shall be for the benefit of the Shareholder.

31.	Non-Applicability of Standstill Clause

The restrictions in Section 1 do not apply to the Shareholder in the case of a take-over bid, amalgamation, arrangement, merger or similar transaction of the Company by a third party who is arm’s length to the Company.

32.	Delivery of the Escrow Shares

The Company, on behalf of the Shareholder shall deposit the Pooled Shares with the Pooling Agent. Upon receipt of the Pooled Shares, the Pooling Agent shall, in writing with a separate receipt, acknowledge receipt of the Pooled Shares. The Pooled Shares shall be held by the Pooling Agent in accordance with the terms and conditions of this Agreement. Upon deposit into escrow, the Pooling Agent will send a notice to the Shareholder with the details of the number of Pooled Shares of the Shareholder held in escrow by the Pooling Agent and the release dates in accordance with this Agreement.

33.	Release of Shares

33.1 Subject to Section 6.1 hereof, the Shareholder hereby agrees that the Pooled Shares are to be held by the Pooling Agent and released to the Shareholder on the date which is twelve months after the Effective Date (the “Release Date”).

33.2 The Shareholder shall be entitled, from time to time, to a letter or receipt from the Pooling Agent stating the number of Shares represented by a certificate or certificates held for the Shareholder by the Pooling Agent, subject to the terms of this Agreement, but such letter or receipt shall not be assignable.

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33.3 The Pooling Agent will send to the Shareholder any share certificate or other evidence of that Shareholder’s Pooled Shares in the possession of the Pooling Agent released from escrow as soon as reasonably practicable after the Release Date described in Section 5.1 of this Agreement.

33.4 Notwithstanding anything contained in this Section 5, the Release Date described in Section 5.1 may be subject to acceleration at the sole discretion of the Company by providing five (5) days’ notice to the Shareholder and Pooling Agent pursuant to Section 13 of this Agreement.

33.5 In the event that the Shareholder’s Pooled Shares are attached, garnished or levied upon under any court order, or if the delivery of such property is stayed or enjoined by any court order or if any court order, judgment or decree is made or entered affecting such property or affecting any act by the Pooling Agent, the Pooling Agent will obey and comply with all writs, orders, judgments or decrees so entered or issued, whether with or without jurisdiction, notwithstanding any provision of this Agreement to the contrary. If the Pooling Agent obeys and complies with any such writs, orders, judgments or decrees, it will not be liable to any of the parties hereto or to any other person, firm, association or corporation by reason of such compliance, notwithstanding that such writs, orders, judgments or decrees may be subsequently reversed, modified, annulled, set aside or vacated.

34.	Termination

34.1 This Agreement may be terminated upon the written agreement of all parties.

34.2 The Pooling Agent may resign as Pooling Agent by giving not less than five (5) days’ notice thereof to the Shareholder and the Company. The Shareholder and the Company may terminate the Pooling Agent by giving not less than five (5) days’ notice to the Pooling Agent. The resignation or termination of the Pooling Agent will be effective and the Pooling Agent will cease to be bound by this Agreement on the date that is five (5) days after the date of receipt of the termination notice given hereunder or on such other date as the Pooling Agent, the Shareholder and the Company may agree upon. All indemnities granted to the Pooling Agent herein will survive the termination of this Agreement or the termination or resignation of the Pooling Agent. In the event of termination or resignation of the Pooling Agent for any reason, the Pooling Agent shall, within that five (5) days’ notice period deliver the Shareholder’s Shares to the new trustee to be named by the Shareholder and the Company.

35.	Reorganizations, etc.

If, during the period in which any of the Pooled Shares are retained in escrow pursuant to this Agreement, a reorganization affecting the share capital occurs, then and in each such event, the Pooled Shares shall be released and replaced by the shares of stock and other securities and property upon the terms and conditions provided in the relevant reorganization documents.

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36.	Responsibility of the Pooling Agent

36.1 The Company acknowledges and agrees that the Pooling Agent acts hereunder as a depositary only and (i) shall not be responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of any instrument, statement, certificate, request or other document deposited with it, for the form or execution of such documents, for the identity, authority or right of any person or party executing or depositing such instruments or for determining or compelling compliance therewith, and shall not otherwise be bound thereby; (ii) shall be obligated only for the performance of such duties as are expressly and specifically set forth in this Agreement on its part to be performed, and no implied duties or obligations of any kind shall be read into this Agreement against or on the part of the Pooling Agent; (iii) shall not be required to take notice of any default or to take any action with respect to such default; (iv) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction (including, without limitation, wire transfer instructions, whether incorporated herein or provided in a separate written instruction), instrument, statement, certificate, request or other document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof; (v) may employ and consult counsel satisfactory to it, including in-house counsel for any of the parties hereto, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion of such counsel; and, (vi) shall not be responsible for delays or failures in performance resulting from acts beyond its control, including without limitation, acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

36.2 The Pooling Agent may employ such counsel, accountants, engineers, appraisers, other experts, agents, agencies and advisors as it may reasonably require for the purpose of determining and discharging its duties under this Agreement, and the Pooling Agent may act and shall be protected in acting or not acting in good faith on the opinion or advice or on information obtained from any such parties and shall not be responsible for any misconduct on the part of any of them. The reasonable costs of such services shall be added to and be part of the Pooling Agent’s fee hereunder.

36.3 The Pooling Agent shall retain the right not to act and shall not be held liable for refusing to act unless it has received clear and reasonable documentation which complies with the terms of this Agreement. Such documentation must not require the exercise of any discretion or independent judgment.

36.4 The Company shall pay the costs and expenses of the Pooling Agent’s services hereunder, and the costs and expenses reasonably incurred by the Pooling Agent in connection with the administration of the escrow created hereby or the performance or observance of its duties hereunder which are in excess of its compensation for normal services hereunder and covered by the remuneration, including without limitation, all out-of-pocket expenses and disbursements incurred or made by the Pooling Agent in the administration of its services and duties created hereby (including the reasonable fees and disbursements of its outside counsel and other outside advisors required for discharge of its duties hereunder).

36.5 Subject to Section 2, The Pooling Agent does not have any interest in the Pooled Shares but is serving as escrow agent only and having only possession thereof. This Section 8.5 shall survive notwithstanding any termination of the Agreement or the resignation or removal of the Pooling Agent.

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36.6 The Pooling Agent will have no responsibility for escrow securities that it has released to a securityholder or at the Company’s direction according to this Agreement.

36.7 In addition to and without limiting any other protection of the Pooling Agent hereunder or otherwise by law, the Company agrees to indemnify and hold harmless the Pooling Agent and its officers, directors, employees and agents and former officers, directors, employees, and agents harmless from and against any and all liabilities, losses, claims, damages, penalties, actions, suits, demands, levies, costs, expenses and disbursements including any and all reasonable legal and adviser fees and disbursements of whatever kind or nature which may at any time be suffered by, imposed on, incurred by or asserted against the Pooling Agent, whether groundless or otherwise, howsoever arising from or out of any act, omission or error of the Pooling Agent in connection with this Agreement unless arising from the gross negligence or wilful misconduct or bad faith on the part of the Pooling Agent. Notwithstanding any other provision hereof, this indemnity shall survive the removal or resignation of the Pooling Agent and the termination of this Agreement.

37.	Further Assurance

The parties shall, upon reasonable request and without unreasonable delay, execute and deliver any further documents or assurances and perform any acts necessary to carry out the intent and purposes of this Agreement. The Shareholder will allow a representative of the Company to inspect, at Company’s costs, the physical certificate representing the Pooled Shares in order to ensure compliance with this Agreement during normal business hours on reasonable notice to the Shareholder provided that such inspections will not unduly impact or impede the ordinary business operations of the Shareholder.

38.	Time

Time is of the essence of this agreement.

39.	Governing Laws and Venue

This agreement shall be construed in accordance with and governed by the laws of British Columbia and the laws of Canada applicable in British Columbia. The parties attorn to British Columbia in the event of any legal proceedings involving this Agreement.

40.	Counterparts

This agreement may be executed by facsimile in two counterparts, each of which shall be deemed to be an original and all of which shall constitute one agreement.

41.	Notices

All notices that may be or are required to be given pursuant to any provision of this Agreement are to be given or made in writing and served personally, delivered by courier or sent by facsimile or other electronic transmission:

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(g)   in the case of the Company, to:

Deploy Technologies Inc.

750-1095 West Pender Street

Vancouver, BC V6E 2M6

Attention: Darren Tindale

E-mail: stonerockltd@gmail.com

with a copy (which shall not constitute notice) to:

McMillan LLP

Suite 1500, 1055 West Georgia Street

Vancouver, BC, V6E 4N7

Attention: Desmond Balakrishnan

Fax: 604-685-7084

Email: desmond.balakrishnan@mcmillan.ca;

(h) in the case of the Shareholder, to the address provided above;

(i) in the case of the Pooling Agent to:

National Issuer Services Ltd. 760-777 Hornby Street

Vancouver, BC, V6Z 1S4

Attention: David Eppert

Fax: 604-559-8908

Email: david@transferagent.ca

42.	Enurement

This agreement enures to the benefit of and is binding on the parties and their heirs, executors, administrators, successors and permitted assigns.

The parties have executed and delivered this agreement as of the date of reference of this agreement.

[Signature Page Follows]

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DEPLOY TECHNOLOGIES INC.

Per:
Authorized Signatory
Name:
Title:

NATIONAL ISSUER SERVICES LTD.

Per:
Authorized Signatory
Name:
Title:

Signed, Sealed and Delivered by • in the presence of:	) ) ) )
)
Witness (Signature))
)
Name (please print))		•
)
Address	)
)
)
City, Province	)
)
Occupation	)

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